SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 13 - SUBSEQUENT EVENTS

On February 22, 2023 (the “Grant Date”), the Compensation Committee of the Board of Directors (the “Board”) of the Company granted stock options to purchase 820,000 ordinary shares of the Company (the “Shares”) at an exercise price of $1.23 per share, pursuant to the Company’s 2022 Omnibus Equity Plan, to sixteen officers, directors and employees of the Company and its subsidiaries (the “Grantees”) The Grants vested immediately on the Grant Date and each of the Grantees also entered into a Stock Option Agreement with the Company on February 22, 2023. The options will expire five (5) years from the Grant Date and may be exercised by cashless exercise pursuant to the terms and conditions of the Stock Option Agreement. The total value of these option grants was approximately $819,000 which will be recognized on the Grant Date. As of April 28, 2023, no stock options have been exercised.